UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2020
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
        Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 29, 2020, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:
1.The election of six JBS Directors to the Board of Directors.
2.The election of three Equity Directors to the Board of Directors.
3.A stockholder advisory vote on executive compensation.
4.The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 27, 2020.
5.A vote on a stockholder proposal to provide a report regarding the reduction of water pollution.
6.A vote on a stockholder proposal to provide a report on human rights due diligence.
7.A vote on a stockholder proposal to provide for majority voting in director elections.
Board of Director Election Results
The stockholders of the Company elected all of the Company’s nine nominees for director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	213,184,640	24,751,374	5,349,292
Denilson Molina	213,930,113	24,005,901	5,349,292
Wallim Cruz De Vasconcellos Junior	236,970,277	965,737	5,349,292
Vincent Trius	234,824,829	3,111,185	5,349,292
Andre Nogueira de Souza	213,316,156	24,619,858	5,349,292
Farha Aslam	237,592,776	343,238	5,349,292
Michael L. Cooper	235,441,701	2,494,163	5,349,292
Charles Macaluso	235,162,078	2,773,786	5,349,292
Arquimedes A. Celis	237,498,952	436,912	5,349,292
Say on Pay Results
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
211,631,225	26,233,345	71,444	5,349,292
Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm Results
The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 27, 2020 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
242,529,776	689,233	66,297	0

Stockholder Proposal to Provide a Report Regarding the Reduction of Water Pollution
The stockholders voted against the Board of Directors providing a report regarding the reduction of water pollution.

For	Against	Abstain	Broker Non-Votes
36,068,235	201,062,840	804,939	5,349,292
Stockholder Proposal to Provide a Report on Human Rights Due Diligence
The stockholders voted against the Board of Directors providing a report on human rights due diligence.

For	Against	Abstain	Broker Non-Votes
30,428,515	206,682,176	825,323	5,349,292
Stockholder Proposal to Provide for Majority Voting in Director Elections
The stockholders voted against the Board of Directors providing for majority voting in director elections.

For	Against	Abstain	Broker Non-Votes
41,409,601	196,469,872	56,541	5,349,292

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	April 30, 2020	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer